UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2023

VERITIV CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36479	46-3234977
(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Abernathy Road NE
Building 400, Suite 1700
Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 391-8200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	VRTV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On October 18, 2023, Veritiv Corporation (the “Company”, “Veritiv”, “we” or “our”) announced certain unaudited preliminary financial information for the nine months ended September 30, 2023 and the twelve-month period ended September 30, 2023 set forth below. The unaudited preliminary financial information set forth below for the nine months ended September 30, 2023 and the twelve-month period ended September 30, 2023 is preliminary because our financial closing procedures for the quarter ended September 30, 2023 are not yet complete. Such preliminary information is inherently uncertain and subject to change, and we undertake no obligation to update or revise this unaudited preliminary financial information as a result of new information, future events or otherwise, except as otherwise required by law. This unaudited preliminary financial information may differ from actual amounts, potentially materially. Actual amounts remain subject to the completion of our quarter-end financial closing procedures, which include a final review by our management and Audit and Finance Committee, and the preparation of condensed financial statements and related notes. During the completion of such procedures and preparation, we may identify additional items that require material adjustments to the unaudited preliminary financial information presented below for the nine months ended September 30, 2023 and the twelve-month period ended September 30, 2023. Therefore, you should not place undue reliance upon this information.  The summary historical consolidated financial data for the twelve-month period ended September 30, 2023 have been derived by subtracting the Company’s historical unaudited consolidated financial data for the nine months ended September 30, 2022 from the Company’s historical audited consolidated financial data for the year ended December 31, 2022 and then adding the Company’s unaudited preliminary financial information for the nine months ended September 30, 2023.

	Three Months Ended December 31, 2022	Preliminary Nine Months Ended September 30, 2023	Preliminary Twelve Months Ended September 30, 2023
		($ in millions, unaudited)
Reported Net Sales	1,663	4,429	6,092
Business Divestitures	–	–	–
Organic Sales	1,663	4,429	6,092

Capital Expenditures	4	11	15

Net income (loss)	72	200	272
Interest expense, net	5	13	18
Income tax expense (benefit)	26	68	94
Depreciation and amortization	11	29	40
EBITDA	114	310	424

Restructuring charges, net	(4)	0	(4)

Gain on sale of businesses	(1)	0	(1)
Facility closure charges, including (gain) loss from asset disposition	(1)	0	(1)
Stock-based compensation	2	10	12

LIFO reserve (decrease) increase	2	(9)	(7)
Non-restructuring severance charges	2	1	3
Non-restructuring pension charges (benefits)	5	(5)	0
Other	2	17	19
Adjusted EBITDA	121	324	445

In addition, the Company announced that Adjusted EBITDA margin, defined as Adjusted EBITDA as a percentage of net sales, for the Packaging segment for the three months ended September 30, 2023 was 12.1%.

We supplement our financial information prepared in accordance with U.S. GAAP with certain non-GAAP measures including organic sales (net sales on an average daily sales basis, excluding revenue from sold businesses and revenue from acquired businesses for a period of 12 months after we complete the acquisition) and Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, restructuring charges, net, integration and acquisition expenses and other similar charges including any severance costs, costs associated with warehouse and office openings or closings, consolidation, and relocation and other business optimization expenses, stock-based compensation expense, changes in the LIFO reserve, non-restructuring asset impairment charges, non-restructuring severance charges, non-restructuring pension charges (benefits), fair value adjustments related to contingent liabilities assumed in mergers and acquisitions and certain other adjustments). We believe investors commonly use Adjusted EBITDA and these other non-GAAP measures as key financial metrics for valuing companies; we also present organic sales to help investors better compare period-over-period results.

Item 7.01.	Regulation FD Disclosure.

The disclosure contained in Item 2.02 of this Current Report is incorporated into this Item 7.01 by reference.

The information in this Current Report will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Cautionary Forward-Looking Statements

This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which include all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future. These forward-looking statements are and will be, subject to many risks, uncertainties and factors which may cause future events to be materially different from these forward-looking statements or anything implied therein. For a detailed discussion of these factors, see the information under the captions “Risk Factors” and/or “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Veritiv’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2023 (“2022 Form 10-K”), and in Veritiv’s Quarterly Report(s) on Form 10-Q for quarterly period(s) ended during 2023 and filed with the SEC subsequent to the 2022 Form 10-K. While the list of risks and uncertainties presented therein are considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, credit rating or liquidity. In light of the significant uncertainties in these forward-looking statements, the Company cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and you should not regard these statements as a representation or warranty by the Company, its directors, officers or employees or any other person that the Company will achieve its objectives and plans in any specified time frame, or at all. Any forward-looking statements in this Current Report are based upon information available to the Company on the date of this Current Report. Subject to applicable law, the Company does not undertake to publicly update or revise its forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

The following exhibits are included with this report:

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITIV CORPORATION

Dated:	October 18, 2023	/s/ Susan B. Salyer
Susan B. Salyer
Senior Vice President, General Counsel & Corporate Secretary